Exhibit 12.2

CERTIFICATIONS

I, David John Grigson, certify that:

1. I have reviewed this amendment to the annual report on Form 20-F of Reuters Group PLC;

2. Based on my knowledge, this amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment;

3. Based on my knowledge, the financial statements, and other financial information included in this amendment, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this amendment.

4. The Compnay’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this amendment is being prepared;

b) evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in this amendment our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the year covered by this amendment based on such evaluation; and

c) disclosed in this amendment any change in the Company’s internal control over financial reporting that occurred during the period covered by the amendment that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

5.      The Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and the audit committee of the Company’s board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

Dated: 21 February 2006

By /s/	David J Grigson

David J Grigson
Chief Financial Officer